UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                February 20, 2008
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                         0-15782               48-0905805
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01: Regulation FD Disclosure

     On February 19, 2008, CEC Entertainment, Inc. (the "Company") issued a press release announcing financial results for the fiscal fourth quarter and fiscal year ended December 30, 2007. The press release inadvertently stated that the Company used $144.6 million to repurchase 4.0 million shares of the Company's stock during the fourth quarter of 2007. The actual amount, which was correctly stated in the earnings call referenced below, was $114.6 million used to purchase 4.0 million shares.

     The Company held a conference call relating to its financial results for the fourth quarter and year ended December 30, 2007 on February 19, 2008. A copy of the transcript of the Company's earnings call is being furnished as Exhibit
99.1 to this Current Report.

     Pursuant to General Instruction B.2 of Form 8-K, the following Exhibit is furnished with this Form 8-K:

     (d) Exhibits

     99.1 Transcript of Earnings Call of CEC Entertainment, Inc. held on February 19, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  February 20, 2008                    By:  /s/ Christopher D. Morris
                                                 ---------------------------
                                                 Christopher D. Morris
                                                 Executive Vice President
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1 Transcript of conference call of CEC Entertainment, Inc. held on February 19, 2008.